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                                                            Exhibit 23.1




        Consent of Independent Public Accountants


        As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 29, 1996 included (or incorporated by reference) in HA-LO Industries, Inc.'s Annual Report on Form 10-K for the year ended
December 31, 1995 and to all references to our Firm included in this registration statement.

                                             ARTHUR ANDERSEN LLP


Chicago, Illinois
January 2, 1997